UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                            COLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2)   Aggregate number of securities to which transaction applies:


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        (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)   Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------

        (5)   Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

        The following is a copy of the proxy card provided to participants in Cole National Corporation's Deferred Compensation Plan for Executives and other Senior Management:


                           COLE NATIONAL CORPORATION
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby directs Cigna Bank and Trust Company, FSB, as trustee of the Deferred Compensation Plan for Executives and Other Senior Management (the "Plan") to vote all of the shares of Common Stock of COLE NATIONAL CORPORATION (the "Company") held beneficially by the undersigned pursuant to the Plan on March 12, 2004 at the Special Meeting of Stockholders of the Company to be held on Tuesday, April 20, 2004, and any adjournment(s)thereof as follows and in accordance with its judgment upon any other matter properly presented:

         The Board of Directors recommends a vote FOR Proposals 1 and 2.


                                                                   FOR            AGAINST        ABSTAIN

1.  Proposal to approve and adopt the Agreement and Plan of        [ ]             [ ]             [ ]
    Merger, dated as of January 23, 2004, by and among
    Luxotica Group S.p.A., Colorado Acquisition Corp. and
    Cole National Corporation.

2.  In its discretion, Cigna Bank and Trust Company, FSB, is       [ ]             [ ]             [ ]
    authorized to vote on such other matters as may properly
    come before the meeting or any adjournment of the meeting, including the approval of any proposal to postpone or
    adjourn the special meeting to a later date to solicit
    additional proxies in favor of Proposal 1 in the event that there are not sufficient votes for approval of proposal 1 at the special meeting.


     The shares represented by this card, when properly executed, will be voted as directed or, if no direction is indicated (or the trustee does not receive your direction in a timely basis) will be voted by the Trustee in the same proportion as the shares for which the trustee did receive instructions. Your direction must be received by April 16, 2004, for the trustee to vote your shares based upon directions.



                                        Date: __________________________, 2004


                                        ____________________________________
                                                     Signature


                                        ____________________________________
                                              Signature (if held jointly)


                                        IMPORTANT:  Please  sign  as  your  name
                                        appears  hereon.   If  shares  are  held
                                        jointly,  all  holders  must sign.  When
                                        signing    as    attorney,     executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  your  full  title.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.




                  *      *       *       *       *       *


     Cole National Corporation ("Cole National" or the "Company") filed a definitive proxy statement containing information about the proposed merger with the United States Securities and Exchange Commission (the "SEC") on March 15, 2004, which stockholders are urged to read because it contains important information. Stockholders may obtain, free of charge, a copy of the definitive proxy statement and other documents filed by Cole National with the SEC at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Cole National will be available free of charge from the Company.

        Cole National and its directors and executive officers and certain other of its employees may be soliciting proxies from stockholders of Cole National in favor of the proposed transaction. Information concerning the participants in the proxy solicitation is set forth in the definitive proxy statement as filed with the SEC.